UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2016
  Zap.Com Corporation
(Exact name of registrant as specified in its charter)

Nevada	76-0571159
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
450 Park Avenue, 29th Floor New York, NY	10022
(Address of principal executive offices)	(Zip Code)
(212) 906-8555
(Registrant’s telephone number, including area code)
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement
On April 8, 2016, Zap.Com Corporation, a Nevada corporation (the “Company”), entered into an Agreement of Purchase and Sale (the “Agreement”), by and between the Company and Intram Investment Co., an Ohio corporation (“Intram”). Pursuant to the Agreement and subject to the terms and conditions set forth therein, Intram will purchase from the Company the rights to the Zap.Com domain name and certain other domain names for a purchase price of $375,000. The closing is expected to take place on or prior to July 7, 2016. In connection with the completion of the sale, the Company expects to change its corporate name.
The foregoing description of the Agreement and the transactions contemplated thereby do not purport to be complete and are subject to and qualified in their entirety by reference to the Agreement, a copy of which is attached hereto as Exhibit 2.1, and the terms of which are incorporated by reference herein.
Forward-Looking Statements
“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995: This document contains, and certain oral statements made by our representatives from time to time may contain, forward-looking statements relating to the Agreement and the corporate name change and any other matter related to the foregoing. All forward-looking statements address matters that involve risks and uncertainties, many of which are beyond the Company’s control. Such statements are subject to risks and uncertainties that could cause actual results, events and developments to differ materially from those set forth in, or implied by, such statements and, therefore, you should not place undue reliance on any such statements. These statements are based on the beliefs and assumptions of the Company’s management. Generally, forward-looking statements include information concerning current expectations, other actions, events, results, strategies and expectations and are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” or “continues” or similar expressions. No forward-looking statement can be guaranteed. Among other risks, there can be no guarantee that the transaction contemplated by the Agreement and/or the corporate name change will be completed within the anticipated time frame or at all. The Company does not undertake any obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operation results.

Item 9.01     Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
10.1	Agreement of Purchase and Sale, dated as of April 8, 2016, by and between Zap.Com Corporation and Intram Investment Co.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAP.COM CORPORATION

By: /s/ John McKeown
Name: John McKeown
Title: Senior Vice President and Treasurer

Dated: April 8, 2016